SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   January 21, 2002
                                                   ----------------


                               RSI Holdings, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 North Carolina
                                 --------------
                          (State of Other Jurisdiction
                                of Incorporation)

         0-18091                                        56-1200363
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


28 East Court Street, Post Office Box 6847, Greenville, South Carolina    29606
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 271-7171
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On January 21, 2002, Mrs. Minor H. Mickel, the mother of the Company's President and Chief Executive Officer Buck A. Mickel, elected to convert the full amount of an 8.0% Convertible Note due 2005 in the principal amount of $500,000, into the Company's common stock at a conversion price of $0.075 per share. As a result, the Company issued her 6,666,666 shares of its common stock. The Note was issued to Ms. Mickel on December 20, 2000 and is set forth as
Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended February 29, 2000 filed with the Securities and Exchange Commission. Following this conversion, Mrs. Mickel owned 15,238,058 shares (approximately 64.9%) of the Company's issued and outstanding common stock.

     On January 28, 2002, Ms. Mickel transferred 8,090,666 shares of the Company's common stock to her son Buck A. Mickel, 3,333,333 shares to her son Charles C. Mickel (a director of the Company), and 3,333,333 shares to her daughter Minor M. Shaw, in each case for consideration of $0.005 per share. Following these transfers, the beneficial share ownership of the Company's common stock of these members of the Mickel family is as follows (based on a total of 23,464,820 shares outstanding as of the date hereof):

          Minor H. Mickel                     480,726                2.0%
          Buck A. Mickel                    9,975,427   (1)         42.5%
          Charles C. Mickel                 4,401,556               18.8%
          Minor M. Shaw                     4,161,020   (2)         17.7%
          ----------------------------- -------------------- -------------
          Total                            19,018,729               81.0%

(1)  Includes  100,000 shares  underlying  currently  exercisable  options.  Mr.
     Mickel's  options  include  20,000  shares that  expire  June 4, 2002.
(2) Includes 19,934 held by Ms. Shaw and/or her husband as custodian(s) for their minor children. Ms. Shaw disclaims beneficial ownership of these shares.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RSI HOLDINGS, INC.


Date:  March 1, 2002              By: /s/ Buck A. Mickel
                                      -------------------------------
                                      Buck A. Mickel
                                      President & Chief Executive Officer